UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) April 17, 2005




                    Maxus Real Property Investors-Four, L.P.
             (Exact name of registrant as specified in its charter)




         MISSOURI                     000-11023                  43-1250566
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)            Identification No.)



                                 104 Armour Road
                        North Kansas City, Missouri 64116
               (Address of principal executive offices) (Zip Code)


                                 (816) 303-4500
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR  240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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Item 8.01  Other Events.

     On April 17, 2005, a fire occurred in one building at the Woodhollow Apartments, a 402-unit apartment building located in West St. Louis County, Missouri. The damage was limited to the 22 units in that building, which will require evacuation until repairs are completed. Management believes that the damages are covered by insurance, less a $10,000 deductible. The insurance policy also covers loss of rents. Management currently estimates that the repairs will be completed in the third quarter of 2005, and the units will be available for rental at that time.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MAXUS REAL PROPERTY INVESTORS-FOUR, L.P.

                                  By:   MAXUS CAPITAL CORP.
                                        General Partner



Date: April 22, 2005                    By:/s/ David L. Johnson
                                           -------------------------------------
                                           David L. Johnson
                                           President and Chief Executive Officer